FIFTH AMENDMENT TO CREDIT AGREEMENT


            THIS FIFTH AMENDMENT TO CREDIT AGREEMENT ("Fifth
Amendment"), dated as of June 29, 1994, is entered into by and among the following parties:

            STORAGE TECHNOLOGY CORPORATION ("STK");

            STORAGETEK FINANCIAL SERVICES CORPORATION ("SFSC");

            STORAGE TECHNOLOGY DE PUERTO RICO, INC. ("STPR");

            XL/DATACOMP, INC. ("XL/DC") (STK, SFSC, STPR and XL/DC are collectively referred to as the "Borrowers");

            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Lenders (the "Agent"); and

            The several financial institutions party to the Credit Agreement (collectively, the "Lenders").

                                RECITALS

            A. The Borrowers, the Lenders and the Agent are parties to that certain $150,000,000 Multicurrency Credit Agreement dated as of March 31, 1993, as amended by that certain First Amendment to Credit Agreement dated as of August 6, 1993, that certain Second Amendment to Credit Agreement dated as of September 24, 1993, that certain Third Amendment to Credit Agreement dated as of March 1, 1994 and that certain Fourth Amendment to Credit Agreement dated as of May 31, 1994 (collectively, the "Prior Credit Agreement"), pursuant to which the Agent and the Lenders have extended certain credit facilities and other financial accommodations to the Borrowers.

            B. The Borrowers have requested that the Lenders agree to certain amendments to the Prior Credit Agreement.

            C. The Lenders are willing to amend the Prior Credit Agreement, pursuant to Section 9.01 of the Prior Credit Agreement and subject to the terms and conditions of this Fifth Amendment.

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            NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Defined Terms; General Principles. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Prior Credit Agreement. This Fifth Amendment is incorporated into the Prior Credit Agreement by this reference and made a part thereof. The Prior Credit Agreement, as amended by this Fifth Amendment, is herein referred to as the "Credit Agreement."

            2.    Amendments to Credit Agreement.

            (a) Section 1.01 of the Prior Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

                  (i) "Program" means the securitization of certain computer leases, computer equipment and related assets pursuant to a Receivables Financing Agreement dated as of June 30, 1994 (as amended and supplemented from time to time) among the Trust as borrower, SFSC as servicer, STK as performance guarantor, Pooled Accounts Receivable Capital Corporation as lender and Bank of Montreal as agent (the "Receivables Financing Agreement").

                  (ii) "Trust" means SFSC Receivables Trust 1994-1, a Delaware Business Trust.

                  (iii) "Securitized Assets" means (a) the original equipment leases, schedules to such leases, original installment purchase agreements or schedules to such agreements owned from time to time by the Trust, in each case which are included in the Program, together with a copy of the master lease relating to each such lease or schedule, if applicable, and all UCC financing statements filed in connection therewith, (b) all payments due thereunder, (c) all rights and privileges thereunder,
      (d) with respect to such equipment leases or schedules and such installment purchase agreements or schedules, all of the Trust's right, title and interest in and to such lease or schedule, such installment purchase agreement or schedule or other agreements relating thereto including each master lease to the extent it relates thereto; all of the Trust's interest in the computer

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      equipment related to such lease or schedule or such installment purchase agreement or schedule, and all parts, accessories, upgrades and appliances related thereto, all substitutions therefor and replacements thereof; all security interests or liens and property subject thereto from time to time purporting to secure payment of such lease or schedule or such installment purchase agreement or schedule, whether pursuant thereto or otherwise, including any security deposits and prepaid rent; all UCC financing statements covering any collateral securing payment of such equipment lease or schedule or such installment purchase agreement or schedule; all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such equipment lease or schedule or such installment purchase agreement or schedule whether pursuant thereto or otherwise; and all funds that are received in payment of any amounts owed in respect thereof (including funds received by the Trust as the purchase price thereof) or applied to such amounts, (e) the bank accounts established pursuant to the Program and the investments therein, (f) the Trust's rights and claims under the Contribution Agreement dated as of April 2, 1994 (as amended and supplemented from time to time) entered into by SFSC, STK and the Trust in connection with the Program and all payments due thereunder, (g) all proceeds of, and rights to enforce, each of the foregoing, (h) any interest rate hedging arrangements entered into from time to time by the Trust, and (i) all other agreements, papers, books and records (including computerized data and computer tapes and disks) of whatever kind or description, relating to or evidencing any of the foregoing, in each case wherever located and whether now or hereafter arising.

            (b) The definition of "Permitted Lien" in Section 1.01 of the Prior Credit Agreement is hereby amended by adding to the end thereof a new subsection (xv) as follows:

                  "(xv) Liens on the Securitized Assets arising in connection with the Program, provided that no such Lien shall extend to or cover any property other than the Securitized
      Assets."

            (c) Section 6.02(d)(i) of the Prior Credit Agreement is hereby amended in full to read as follows:



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                  "(i)  any Subsidiary of any Borrower may declare and
      make cash dividend payments or other distributions in respect of its equity interests to such Borrower or to any other Subsidiary of such Borrower which is its shareholder or holder of the equity interests therein;"

            (d) Section 6.02(g) is amended by adding to the end thereof a new subsection (vii) to read as follows:

                  "and (vii) Transfers of the Securitized Assets pursuant to the Program free and clear of any Lien granted to the Agent, provided that, as of the time of each respective Transfer, the aggregate present value of the income stream arising from all leases of equipment and all schedules to such leases that constitute the Securitized Assets (discounted by a rate selected by the applicable Borrower, expressed as a decimal, rounded upward to the nearest 1/100 of 1%, provided that such rate shall be no less than the Treasury Rate (as such term is defined in the definition of "Adjusted Value" set forth in the Credit Agreement) plus 3.50% per annum) shall not be in excess of $100,000,000."

            (e) Section 6.02(h)(ii) of the Prior Credit Agreement is hereby amended in full to read as follows:

                  "(ii) making any loan or advance to, or investing in, or making any capital contribution to, or guarantee the obligations of, any Borrower or any Subsidiary of STK, provided that any such loan, advance, or guarantee is otherwise permitted under Section 6.02(c) and Section 6.02(o), and provided further that (a) any Borrower may make investments in or capital contributions to another Borrower, and (b) any Borrower may make an investment of Securitized Assets in, or a contribution of Securitized Assets to, the Trust;"

            3.    Release of Lien on Securitized Assets.

            The Lenders, pursuant to Section 8.09 of the Prior Credit Agreement, hereby authorize the Agent, without further action or decision by the Lenders, to release upon the request of STK and in accordance with the terms of the Loan Documents and the Program Collateral Release Certificate (the form of which is attached hereto as EXHIBIT A (the "Program Collateral Release Certificate")), the Lien on the Securitized Assets granted to the Agent for the benefit of the

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Lenders and further authorize the Agent to take all reasonable actions requested by the applicable Borrower in connection with such release, including the execution by the Agent of all necessary or appropriate UCC partial releases or termination statements (as determined by the Agent in its discretion) with respect to the Securitized Assets.

            4.    Collateral Requirements.

                  (a) Maintain Lenders' Liens. Each of the Borrowers shall continue to take all acts or measures necessary or appropriate to preserve and maintain the Liens on the Collateral in favor of the Agent for the benefit of the Lenders. At all times the assets and property interests that are subject to the Liens in favor of the Agent for the benefit of the Lenders (including, without limitation, all books, records, agreements, documents, schedules, computer disks, computer tapes and other information, in electronic form or otherwise, pertaining to the Collateral) shall be maintained separate and apart from, and be easily identifiable from, the Securitized Assets.

                  (b) Security Interest in Trust Ownership. Each of the Borrowers acknowledges and agrees that the Liens granted to the Agent for the benefit of the Lenders in connection with the Security Documents shall attach to, and be enforceable as perfected Liens (with the priority specified in the Security Agreements) against, all legal, equitable, beneficial or other rights, titles or interests (and all proceeds thereof) that such Borrower may have in, to or under the Trust (all of which rights, titles and interests shall constitute Collateral). Regardless of any provision in the Loan Documents to the contrary, each Borrower may transfer to any other Borrower its rights, titles and interests in, to and under the Trust subject to the Liens created under the Security Documents.

                  (c) Reaffirm Security Documents. Each of the Borrowers ratifies and reaffirms (i) its obligations and duties under the Security Documents and all other Loan Documents, and (ii) all Liens previously granted to the Agent for the benefit of the Lenders. The Borrowers acknowledge and agree that, if for any reason any Securitized Assets (or the proceeds thereof) are ever transferred or distributed to any of the Borrowers, then regardless of the Agent's previous acceptance and execution of the Program Collateral Release Certificate and any related documents evidencing the release of the Lenders' Liens against such assets when those assets were originally transferred to the Trust and first became Securitized Assets, such former Securitized Assets (and

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the proceeds thereof) shall once again be automatically and immediately subject to, and encumbered by, the Liens in favor of the Agent for the benefit of the Lenders in accordance with the terms set forth in the Security Documents. The Borrowers shall take all steps and actions that the Agent may require in order to ensure that the Liens (and their priority) in favor of the Agent for the benefit of the Lenders shall at all times be preserved and maintained to the satisfaction of the Agent.

            5. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders as follows:

            (a)   No Event of Default has occurred and is continuing;

            (b) The execution, delivery and performance by each Borrower of this Fifth Amendment are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Borrower's charter or bylaws, (ii) any law, rule, regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award binding on or affecting such Borrower or any of its properties, or (iii) any contractual restriction binding on or affecting such Borrower or any of its properties, except, in each case, where any such contravention would not cause a Material Adverse Effect or render any Loan Document unenforceable against such Borrower or any third party, and do not result in or require the creation of any Lien (other than pursuant to the Credit Agreement or pursuant to the Collateral Documents) upon or with respect to any of its material properties;

            (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by any Borrower of this Fifth Amendment;

            (d) This Fifth Amendment and the Prior Credit Agreement, as amended hereby, are each the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with their terms;

            (e) All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct; and



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            (f)   The Borrowers are entering into this Fifth Amendment
and the Program on the basis of their own investigation and for their own reasons, without reliance upon the Agent and the Lenders.

            6. Effective Date. This Fifth Amendment shall be deemed effective as of June 29, 1994 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

            (a) The Agent has received from the Borrowers and each of the Lenders a duly executed original of this Fifth Amendment;

            (b) The Agent has received from each of the Borrowers a certificate signed by the Secretary or Assistant Secretary of such Borrower, certifying that the resolution passed by the board of directors of such corporation in connection with the execution delivery and performance of the Prior Credit Agreement authorizes the execution, delivery and performance of this Fifth Amendment and the Credit Agreement and that such resolution is in full force and effect as of the date of delivery of such certificate;

            (c) All representations and warranties contained herein are true and correct as of the date the Agent has received a duly executed original of this Fifth Amendment from all of the parties hereto; and

            (d) All conditions precedent to the effectiveness of the Receivables Financing Agreement, other than the execution and delivery of this Fifth Amendment, shall have been fulfilled. The Borrowers shall promptly provide the Agent with copies of the fully executed Receivables Financing Agreement and all other documents pertaining to the Program to which any of the Borrowers or the Trust are parties.

            7. Reservation of Rights. The Borrowers acknowledge and agree that the execution and delivery by the Agent and the Lenders of this Fifth Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Lenders to execute similar agreements or provide other accommodations under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Agent or the Lenders to receive any indemnity or similar payment from any Person.

            8.    Miscellaneous.


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            (a)   Except as herein expressly amended, all terms,
covenants and provisions of the Prior Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Prior Credit Agreement as amended by this Fifth Amendment. This Fifth Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

            (b) This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Fifth Amendment.

            (c) This Fifth Amendment shall be governed by and construed in accordance with the law of the State of California.

            (d) This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            (e) This Fifth Amendment, together with the Prior Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matter discussed herein and therein. This Fifth Amendment supersedes all prior drafts and communications with respect thereto. This Fifth Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Prior Credit Agreement.

            (f) If any term or provision of this Fifth Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Fifth Amendment or the Prior Credit Agreement, respectively.

            (g) The Borrowers agree to pay to or reimburse the Agent, upon demand, for all reasonable Attorney Costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Fifth Amendment.







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            IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Fifth Amendment as of the date first above written.

                        THE BORROWERS:

                        STORAGE TECHNOLOGY CORPORATION

                        By:  /s/ Mark D. McGregor
                            --------------------------------------------
                           Name:   Mark. D. McGregor
                           Title:  Assistant Treasurer


                        STORAGE TECHNOLOGY DE PUERTO RICO, INC.

                        By:  /s/ Mark D. McGregor
                            --------------------------------------------
                             Name:   Mark D. McGregor
                             Title:  Assistant Treasurer


                        XL/DATACOMP, INC.

                        By:  /s/ Mark D. McGregor
                            --------------------------------------------
                             Name:   Mark D. McGregor
                             Title:  Assistant Treasurer


                        STORAGETEK FINANCIAL SERVICES CORPORATION

                        By:  /s/ Robert J. Kali
                            --------------------------------------------
                             Name:   Robert J. Kali
                             Title:  Vice President and Chief
                                       Operating Officer







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                        THE AGENT:

                        BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION,
                          as Agent

                        By:  /s/ Shannon Collins
                            --------------------------------------------
                             Name:   Shannon Collins
                             Title:  Vice President

                        THE SWING LINE BANK:

                        BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION, as Swing
                          Line Bank

                        By:  /s/ Kevin McMahon
                            -------------------------------------------
                             Name:   Kevin McMahon
                             Title:  Vice President

                        THE ISSUING BANK:

                        BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION, as Issuing
                          Bank

                        By:  /s/ Kevin McMahon
                            --------------------------------------------
                             Name:   Kevin McMahon
                             Title:  Vice President

                        THE LENDERS:

                        BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION

                        By:  /s/ Kevin McMahon
                            --------------------------------------------
                             Name:   Kevin McMahon
                             Title:  Vice President


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                        THE FIRST NATIONAL BANK OF BOSTON

                        By:  /s/ Oscar Jazdowski
                            --------------------------------------------
                             Name:   Oscar Jazdowski
                             Title:  Managing Director

                        BANK OF MONTREAL

                        By:  /s/ David A. Brown
                            --------------------------------------------
                             Name:   David A. Brown
                             Title:  Director


                        NBD BANK, N.A.

                        By:  /s/ James Gregory Mickens
                            --------------------------------------------
                             Name:   James Gregory Mickens
                             Title:  Vice President


                        CONTINENTAL BANK N.A.

                        By:  /s/ Elizabeth M. Nolan
                            --------------------------------------------
                             Name:   Elizabeth M. Nolan
                             Title:  Vice President

                        FIRST INTERSTATE BANK OF DENVER

                        By:  /s/ Alex J. McCombs
                            --------------------------------------------
                             Name:   Alex J. McCombs
                             Title:  Vice President







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                        BANQUE NATIONALE DE PARIS

                        By:  /s/ C. Battles
                            --------------------------------------------
                             Name:   C. Battles
                             Title:  Vice President

                        By:  /s/ Deborah Gohh
                            --------------------------------------------
                             Name:   Deborah Gohh
                             Title:  Vice President

































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